Alliance Select Investor Series, Inc.
- Biotechnology Portfolio
811-9176

Exhibit 77Q1(a)


Articles of Incorporation: Incorporated by reference to Exhibit a (4) to Post-Effective Amendment No. 10 to
Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on July 7,
2000.